                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           Reuter Manufacturing, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                        REVISED PRELIMINARY COPY



                           REUTER MANUFACTURING, INC.
                            410 Eleventh Avenue South
                            Hopkins, Minnesota 55343




                                                                     May 4, 2001


Dear Shareholder:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. The meeting will be held on Thursday, May 31, 2001, at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. However, whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                 Very truly yours,


                                 /s/ Michael J. Tate



                                 Michael J. Tate
                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                        REVISED PRELIMINARY COPY


                           REUTER MANUFACTURING, INC.
                            410 ELEVENTH AVENUE SOUTH
                            HOPKINS, MINNESOTA 55343

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 31, 2001

                          -----------------------------

TO THE SHAREHOLDERS OF REUTER MANUFACTURING, INC.:

The Annual Meeting of Shareholders of Reuter Manufacturing, Inc. will be held on Thursday, May 31, 2001, at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343, for the following purposes:


1. To consider and act upon a proposal to amend and restate our Restated Articles of Incorporation to change Reuter's name from "Reuter Manufacturing, Inc." to "MagStar Technologies, Inc."

2. To consider and act upon a proposal to amend and restate our Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 11,500,000 to 40,000,000 shares, consisting of 30,000,000 shares of common stock and 10,000,000 shares of preferred stock.

3. To consider and act upon a proposal to amend and restate our Restated Articles of Incorporation to eliminate the classification of the Board of Directors.

4. To consider and act upon a proposal to amend and restate our Restated Articles of Incorporation to eliminate certain so-called "super-majority" vote requirements with respect to certain matters that may be submitted to a vote of Reuter's shareholders from time to time.

5. To elect three directors to hold office until our next Annual Meeting of Shareholders or until their successors are elected and qualified.

6.   To consider and act upon a proposal to adopt Reuter's 2001 Stock Option
     Plan.

7. To consider and act upon a proposal to adopt Reuter's 2001 Employee Stock Purchase Plan.

8. To ratify the appointment of Virchow, Krause & Company, LLP, certified public accountants, as Reuter's independent auditors for the year ending December 31, 2001.

9. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only shareholders of record as shown on the books of Reuter at the close of business on May 1, 2001 will be entitled to vote at the Annual Meeting or any adjournments thereof.


                                 By Order of the Board of Directors

                                 J.L. Reissner
                                 SECRETARY

May 4, 2001

                           REUTER MANUFACTURING, INC.
                            410 ELEVENTH AVENUE SOUTH
                            HOPKINS, MINNESOTA 55343
                                 (952) 935-6921

                         -------------------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2001

                         -------------------------------

                                  INTRODUCTION

         The 2001 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. (the "Company") will be held on Thursday, May 31, 2001, at 2:00 p.m. local time at The Hopkins Center For The Arts, 1111 Main Street, Hopkins, Minnesota 55343, or at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

         A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of shares entitled to vote, will be borne by Reuter. Directors, officers and employees of Reuter may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of shares entitled to vote. This Proxy Statement, the Proxy and the Notice of Meeting are being mailed to shareholders on or about May 4, 2001.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by: (i) giving notice of such revocation to the Secretary of Reuter prior to the Annual Meeting, or by appearing at the Annual Meeting and giving written notice of revocation to the Secretary of Reuter prior to use of the proxy; (ii) filing a duly executed proxy bearing a later date with the Secretary of Reuter; or (iii) appearing at the Annual Meeting and voting in person. Proxies will be voted as specified by shareholders. Signed proxies on which no specification is made will be voted in favor of the nominees for director listed in this Proxy Statement and for the other proposals in the Notice of Annual Meeting.

                                VOTING OF SHARES

         Only holders of our Company Common Stock, par value $.1875 per share (the "Common Stock"), and Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of record at the close of business on May 1, 2001 will be entitled to vote at the Annual Meeting. On May 1, 2001, Reuter had 8,740,173 outstanding shares of Common Stock and 1,000,000 outstanding shares of Series A Preferred Stock.

         Each holder of shares of our Common Stock is entitled to one vote for each share held, and each holder of shares of our Series A Preferred Stock is entitled to one vote for each share of Common Stock into which each such share of Series A Preferred Stock is convertible as of May 1,

2001. As of May 1, 2001, each share of Series A Preferred Stock was convertible into one share of Common Stock.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, on an as-if-converted to Common Stock basis, entitled to vote at the Annual Meeting is required for a quorum for the transaction of business at the Annual Meeting. Therefore, 4,870,087 shares (on an as-if-converted to Common Stock basis) must be present for the conduct of business at the Annual Meeting.

         In general, shares of Common Stock represented by a properly signed and returned Proxy Card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a broker non-vote on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Shares represented by a Proxy Card, including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a Proxy Card voted as abstaining on any of the other proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter and thus will be counted as votes against that matter.

                      PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                             OWNERSHIP OF MANAGEMENT

         The following table sets forth information known to us with respect to the beneficial ownership of each class of our capital stock as of May 1, 2001 for (1) each person known by us to beneficially own more than 5% of any class of our voting securities, (2) each of our executive officers named in the Summary Compensation Table under the heading "Executive Compensation and Other Benefits," (3) each of our directors and (4) all of our executive officers and directors as a group. Except as otherwise indicated, we believe that each of the beneficial owners of our capital stock listed below, based on information provided by these owners, has sole investment and voting power with respect to its shares, subject to community property laws, where applicable.

                                                                                            COMMON
                                                                  SERIES A PREFERRED        STOCK AND    PERCENT
                                          COMMON STOCK                   STOCK               COMMON     OF TOTAL
                                  --------------------------    -------------------------    STOCK      VOTING
                                                                                           EQUIVALENTS    POWER
NAME                                NUMBER          PERCENT      NUMBER        PERCENT        (1)         (2)
---------------------------------------------------------------------------------------------------------------
Perkins Capital Management
730 East Lake Street
Wayzata, MN  55391-1759.........  1,016,231 (3)      11.6%      0               --         1,016,231      10.4%

Activar, Inc.
7808 Creekridge Circle
Suite 200
Minneapolis, MN  55439..........  2,187,500 (4)      25.0%        625,000       62.5%      2,812,500      28.9%

R.F. McNamara
7808 Creekridge Circle
Suite 200
Minneapolis, MN  55439..........  2,187,500 (5)      25.0%        625,000       62.5%      2,812,500      28.9%

J.L. Reissner
7808 Creekridge Circle
Suite 200
Minneapolis, MN  55439..........  3,062,500 (6)      35.0%        875,000       87.5%      3,937,500      40.4%

Michael J. Tate
410 11th Avenue South
Hopkins, MN  55343..............  677,345 (7)         7.6%        125,000       12.5%        802,345       8.1%

Brian A. Kempski
410 11th Avenue South
Hopkins, MN  55343..............     75,000 (8)      *          0                0.0%         75,000      *

All executive officers and
directors as a group
(4 persons).....................  3,814,845 (9)      42.5%      1,000,000      100.0%      4,814,845      48.3%

---------------------
* less than 1%.


(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

(3) According to a Schedule 13G/A, dated February 28, 2001, as filed with the Securities and Exchange Commission, Perkins Capital Management, Inc. has sole voting power with respect to 457,500 of such shares and sole dispositive power over all such shares. These shares include 50,000 shares of common stock that Mr. Perkins has the right to acquire within 60 days upon the exercise of a warrant.

(4) According to a Schedule 13D, dated October 10, 2000, as filed with the Securities and Exchange Commission, Activar Inc. has sole dispositive and voting power with respect to such shares.

(5) According to a Schedule 13D, dated October 10, 2000, as filed with the Securities and Exchange Commission, Mr. McNamara has shared dispositive with respect to these shares and sole voting power over all such shares.

(6) According to a Schedule 13D, dated October 10, 2000, as filed with the Securities and Exchange Commission, Mr. Reissner has shared dispositive power with respect to 2,812,500 shares and sole dispositive and voting power over 1,125,000 shares. Includes shares from footnote 4.

(7) Includes 106,058 shares of common stock and 50,000 shares of common stock that Mr. Tate has the right to acquire within 60 days upon the exercise of options and warrants.

(8) Consists of 75,000 shares of common stock that Mr. Kempski has the right to acquire within 60 days upon the exercise of options.

(9) Includes an aggregate of 181,058 shares of common stock and 50,000 shares of common stock that executive officers and directors have the right to acquire within 60 days upon the exercise of options and warrants.



                       PROPOSAL TO AMEND REUTER'S RESTATED
                            ARTICLES OF INCORPORATION
                TO CHANGE OUR NAME TO MAGSTAR TECHNOLOGIES, INC.


                                (PROPOSAL NO. 1)

INTRODUCTION


         Our Board of Directors has decided to amend and restate, in their entirety, Reuter's Restated Articles of Incorporation, in order to simplify and integrate into one document our articles of incorporation. A copy of our proposed new articles is attached to this Proxy Statement as EXHIBIT A. Proposals 1 through 5 summarize the amendments to our Restated Articles of Incorporation.

         The first proposal is to amend Reuter's Restated Articles of Incorporation to change our corporate name from "Reuter Manufacturing, Inc." to "MagStar Technologies, Inc." (the "Corporate Name Amendment").


         Our Board of Directors believes that this name change is in the best interest of Reuter. In light of the recent changes to our company, the name "Reuter Manufacturing, Inc." no longer accurately reflects all of our operations and interests. The name change will assist us in developing new marketing and sales strategies and will afford us improved recognition in the marketplace.

         We have previously filed a Certificate of Assumed Name with the State of Minnesota. To date and until the shareholders have an opportunity to vote on the Corporate Name Amendment , we have and will continue to operate under the name Reuter Manufacturing, Inc. However, in the event that Proposal No. 1 is not approved by the shareholders at the Annual Meeting, we intend to begin operating under the assumed name.

VOTE REQUIRED

         Assuming a quorum is present at the Annual Meeting, approval of the Corporate Name Amendment requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock, on an as-if-converted basis, present in person or by proxy at the Annual Meeting, voting together as a single class.

BOARD OF DIRECTORS RECOMMENDATION

         The Board of Directors recommends that the holders vote FOR approval of the Corporate Name Amendment. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Corporate Name Amendment.



                       PROPOSAL TO AMEND REUTER'S RESTATED
                            ARTICLES OF INCORPORATION
                       TO INCREASE THE NUMBER OF SHARES OF
                                AUTHORIZED STOCK

                                (PROPOSAL NO. 2)

INTRODUCTION

         Our Board of Directors has decided to amend Reuter's Restated Articles of Incorporation to increase the number of authorized shares of our capital stock from 11,500,000 to 40,000,000 shares, consisting of 30,000,000 shares of common stock and 10,000,000 shares of preferred stock (the "Capital Stock Amendment").


         At present, our Restated Articles of Incorporation authorize the issuance of 11,500,000 shares of capital stock, consisting of 9,000,000 shares of Common Stock and 2,500,000 shares of Series A Preferred Stock. Our Board of Directors has unanimously proposed, upon shareholder approval, that Reuter's Restated Articles of Incorporation be amended to increase the authorized number of shares of capital stock from 11,500,000 to 40,000,000 shares, of which 30,000,000 shares will be designated as common stock, 2,500,000 shares will be designated as Series A Preferred Stock and 7,500,000 will be undesignated as to series (the "Undesignated Stock").


         As of May 1, 2001, 8,740,173 shares of Common Stock were issued and outstanding, 259,827 shares were authorized but unissued and 1,000,000 shares of Series A Preferred Stock were issued and outstanding. Also as of May 1, 2001, we had an aggregate of 249,641 shares of Common Stock reserved for issuance pursuant to outstanding options, an aggregate of 400,000 shares of Common Stock reserved for issuance pursuant to outstanding warrants, and an aggregate of 1,000,000 shares of Common Stock reserved for issuance upon conversion of the outstanding shares of preferred stock. Accordingly, as of May 1, 2001, there were insufficient shares of Common Stock available for issuance pursuant to our outstanding convertible securities, and this is one of the reasons we are seeking approval from the shareholders to increase our authorized number of shares of capital stock, as described in Proposal No. 2 of this Proxy Statement.


         Our Board of Directors believes it is necessary and desirable to increase the number of shares of Common Stock and the Undesignated Stock Reuter is authorized to issue to give us additional flexibility to declare stock splits or dividends, adopt additional future employee benefit plans, make acquisitions through the use of stock, increase the number of shares in the market, enable us to reserve additional shares for issuance under any options, warrants or convertible securities which may be issued and raise equity capital. Our Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any of these purposes, except as permitted or required by outstanding options and warrants and additional options that may be granted from time to time under our 1991 Stock Option Plan, our proposed 2001 Stock Option Plan and our proposed 2001 Employee Stock Purchase Plan. The flexibility inherent in having the authority to issue shares of Common Stock or Undesignated Stock will, in the opinion of the Board of Directors, be advantageous to Reuter in any negotiations involving the issuance of such stock. If the shareholders failed to approve the proposed amendment and authorization of the additional shares of Common Stock or Undesignated Stock were deferred until a specific need existed, the time and expense required in connection with obtaining the necessary shareholder action for each proposed issuance could deprive Reuter of flexibility that the Board of Directors believes will result in the most efficient use of such shares. If this proposed amendment is adopted, no additional action or authorization by our shareholders will be necessary prior to the issuance of such additional shares, unless required by applicable law or regulation, or unless deemed desirable or advisable by the Board of Directors. Furthermore, the Board of Directors will be empowered, without further shareholder action, to establish, and to designate the names of, classes or series of the Undesignated Stock and to set the terms of such shares (including terms with respect to maturity dates, conversion and redemption prices, sinking funds, dividend and interest rates, liquidation and voting rights and preferences).


         The increase in the authorized shares of Common and Undesignated Stock of Reuter will not, in and of itself, affect rights of holders of presently issued and outstanding shares of Common Stock and Series A Preferred Stock. Under our Restated Articles of Incorporation, shareholders do not have preemptive rights with respect to the Common or Preferred Stock.

         Although we are proposing the Capital Stock Amendment for the reasons stated above, the amendment could, under certain circumstances, discourage or make more difficult an attempt by a person or organization to gain control of Reuter by tender offer or proxy contest, or to consummate a merger or consolidation with us after acquiring control, and to remove incumbent management, even if such transactions were favorable to our shareholders. Issuance of shares of Common Stock could dilute the ownership interest and voting power of our shareholders who are seeking control. Additionally, shares of Common Stock could be issued in a private placement to one or more persons or organizations sympathetic to management and opposed to any attempt to gain control of Reuter thus making a change in control of Reuter more difficult. Accordingly, this proposal may be deemed (under certain circumstances which may or may not occur) to be an anti-takeover measure. However, the proposal is not being presented as an anti-takeover measure.


         If the Capital Stock Amendment is adopted by the required vote of shareholders, the effective date of such amendment will be the date of the Annual Shareholder Meeting.

VOTE REQUIRED

         Assuming a quorum is present at the Annual Meeting, approval of the Capital Stock Amendment requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock, on an as-if-converted basis, present in person or by proxy at the Annual Meeting, voting together as a single class.

BOARD OF DIRECTORS RECOMMENDATION

         The Board of Directors recommends that the holders vote FOR approval of the Capital Stock Amendment. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Capital Stock Amendment.



                       PROPOSAL TO AMEND REUTER'S RESTATED
                            ARTICLES OF INCORPORATION
                        TO ELIMINATE BOARD CLASSIFICATION

                                (PROPOSAL NO. 3)

INTRODUCTION

         Our Board of Directors has decided to amend Reuter's Restated Articles of Incorporation to eliminate the classification of our Board of Directors (the "Board Composition Amendment").

         The Board Composition Amendment will result in the elimination of the classification of the Board of Directors into three (3) classes, such that all members of the Board of Directors will be elected annually for a term of one-year. While a classified board composition may hold certain advantages, we believe that the Board Composition Amendment portion of Proposal No. 3 is beneficial to Reuter and the shareholders for a number of reasons.

         Proponents of classified boards believe they help maintain a greater continuity of experience because the majority of directors at any given time will have at least one year of experience with a company. This continuity may assist a company in long-term strategic planning. Additionally, proponents argue that a classified board reduces the possibility of a sudden change in majority control of a board of directors. In a hostile takeover attempt, a classified board may encourage a person seeking control of a company to initiate arm's length discussions with the board, which may be in a position to negotiate a higher price or more favorable terms for shareholders or to try and prevent a takeover that the board believes is not in the best interest of shareholders. However, we believe that these continuity and hostile take-over concerns are considerably lessened where, as in the case with Reuter, a small board holds a majority of the voting stock and can vote to ensure continuity and ward off a take-over that is unfavorable to shareholders.

         In addition, the Board of Directors believes that a classified board of directors limits the ability of shareholders to elect directors and exercise influence over Reuter, and may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees. A 1991 study by Lilli Gordon of the Gordon Group and John Pound of Harvard University found that companies with restrictive corporate governance structures, including those with classified boards, are "significantly less likely to exhibit outstanding long-term performance relative to their industry peers."

         In addition, the election of directors is the primary means for shareholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. Annual elections will keep directors closely focused on the performance of top executives and on increasing shareholders value. Directors should be accountable to shareholders on an annual basis and declassification will eliminate management's ability to perpetuate itself in control of Reuter without the support of the shareholders owning a majority of Reuter's stock.


         In keeping with its goal of ensuring that our corporate governance policies maximize management accountability to shareholders, our Board of Directors has determined that declassifying the board, so that shareholders have the opportunity each year to register their view on the performance of the board and management, would better serve the interest of Reuter and its shareholders.

         The Board does not believe that the declassification of the Board of Directors will destabilize Reuter or impact the continuity of Director service. The Reuter Directors, as well as the directors of other public companies, are routinely elected with very high shareholder approval rates.


         Reuter's Restated Articles of Incorporation currently provide that the Board of Directors shall consist of not less than three nor more than fifteen members, as determined from time to time by the Board, and that such Board shall be divided into three classes of as nearly equal number as possible. The term of each class is three years and the term of one class expires each year in rotation. The Board Composition Amendment abandons the use of classification and provides that all directors are to be elected to our Board of Directors annually for a term of one year. If adopted by the required vote of shareholders, the effective date of the Board Composition Amendment would be the date of the Annual Meeting and each Director elected at such Annual Meeting would be elected to a term of one year, to serve until the next Annual Meeting or until a successor is elected and qualified.

         The Board Composition Amendment would permit the Board of Directors to set its own size within a range of three to fifteen members. Currently, the Board of Directors may set the size of the Board at a number within that same range. The Board has determined that the number of directors to be elected at the Annual Meeting is three, which is the present number of directors. The Board of Directors has no present plans, arrangements, commitments or understandings with respect to increasing or decreasing the size of the Board of Directors.

VOTE REQUIRED

         Assuming a quorum is present at the Annual Meeting, approval of the Board Composition Amendment require an affirmative vote of the greater of: (a) 66.1% of the shares of Common Stock and Series A Preferred Stock, on an as-if-converted basis, present in person or by proxy at the Annual Meeting and voting on this Proposal No. 3; or (b) 51.4% of all shares of Common Stock and Series A Preferred Stock, on an as-if-converted to Common Stock basis, entitled to vote. If Proposal No. 3 is not approved by the greater of the percentages set forth in (a) and (b) above, Reuter's Restated Articles of Incorporation will retain the classified board provision described above.

BOARD OF DIRECTORS RECOMMENDATION

         The Board of Directors recommends that the holders vote FOR approval of the Board Composition Amendment. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Board Composition Amendment.

                       PROPOSAL TO AMEND REUTER'S RESTATED
                            ARTICLES OF INCORPORATION
                       TO ELIMINATE SUPER-MAJORITY VOTING

                                (PROPOSAL NO. 4)

INTRODUCTION

         Our Board of Directors has decided to amend Reuter's Restated Articles of Incorporation to eliminate certain so-called "super-majority" vote requirements with respect to certain matters that may be submitted to a vote of Reuter's shareholders from time to time (the "Super-Majority Vote Amendment").


         Presently, we are limited in our ability to consolidate with or merge with or into another corporation or to take certain other corporate actions. Specifically, our current Restated Articles of Incorporation require the affirmative vote of the greater of (a) 66.1% of the voting power of the shares of Reuter present and voting and (b) 51.4% of the voting power of all shares of Reuter entitled to vote (a "Super-Majority Vote") before we can take certain actions such as the following: (i) a merger or share exchange with or into another corporation or any "Related Person" (as defined in the Restated Articles of Incorporation); (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or a substantial part of our property and assets to any Related Person or any affiliate thereof; (iii) the issuance or transfer by us of any of our securities to any Related Person or any affiliate thereof in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value in excess of two percent of our total consolidated assets; (iv) the adoption of any plan of exchange of our shares with any Related Person or any affiliate thereof; (v) the adoption of any plan or proposal for our liquidation or dissolution proposed by or on behalf of the Related Person or any affiliate thereof; or (vi) any reclassification of securities (including any reverse stock split), or recapitalization of Reuter, or any merger with any Reuter subsidiary, or any other transaction that has the effect of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of Reuter owned directly or indirectly by any Related Person or any affiliate thereof.


         If the Super-Majority Vote Amendment is approved by Reuter's shareholders at the Annual Meeting, then the shareholder vote required for the actions currently governed by the Super-Majority Vote provisions will be the vote that is required by the Minnesota Business Corporations Act.


o BEFORE WE MERGE OR PARTICIPATE IN A SHARE EXCHANGE: an affirmative vote of the holders of a majority of the voting power of all shares entitled to vote generally will be required. If the merger or exchange is with a domestic or foreign limited liability company, such a merger or exchange also must be approved in the manner required by the laws of the state under which the limited liability company is organized.

o BEFORE WE ADOPT ANY PLAN OF MERGER OR SHARE EXCHANGE: an affirmative vote of the holders of a majority of the voting power of all shares entitled to vote generally will be required. If the merger or exchange is with a domestic or foreign limited liability company, such a plan also must be approved in the manner required by the laws of the state under which the limited liability company is organized.

o BEFORE WE SELL, LEASE, TRANSFER, OR OTHERWISE DISPOSE OF ALL OR SUSTANTIALLY ALL OF OUR ASSETS: an affirmative vote of the holders of a majority of the voting power of the shares entitled to vote will be required.

o BEFORE WE MAY PARTICIPATE IN A VOLUNTARILY DISSOLUTION: an affirmative vote of the holders of a majority of the voting power of all shares entitled to vote will be required.


         The Super-Majority Vote provisions currently in our Restated Articles of Incorporation were adopted several years ago and were intended to have the effect of making it more difficult to effect certain changes to Reuter where such changes may not be in the best interest of Reuter shareholders. However, in light of our development over the past number of years, the Board no longer believes that these provisions are in the best interest of Reuter or its shareholders. In addition, certain commentators, including the National Conference of State Legislatures, Institutional Shareholder Services and a variety of major pension funds, have recently advocated for the elimination of super-majority requirements. These commentators view super-majority requirements as detrimental to shareholder interests in that they can stifle bidder interest and therefore devaluate the stock of certain companies and they serve to lock in provisions that are harmful to shareholders. For all of these reasons, and to simplify our corporate organization we are seeking shareholder approval of the Super-Majority Vote Amendment.

VOTE REQUIRED

         Assuming a quorum is present at the Annual Meeting, approval of the Super-Majority Vote Amendment requires an affirmative vote of the greater of:
(a) 66.1% of the shares of Common Stock and Series A Preferred Stock, on an as-if-converted basis, present in person or by proxy at the Annual Meeting and voting on the Proposal No. 4; or (b) 51.4% of all shares of Common Stock and Series A Preferred Stock, on an as-if-converted to Common Stock basis, entitled to vote. If Proposal No. 4 is not approved by the greater of the percentages set forth in (a) and (b) above, the Super-Majority Vote Amendment will retain the super-majority vote provision described above.

BOARD OF DIRECTORS RECOMMENDATION

         The Board of Directors recommends that the holders vote FOR approval of the Super-Majority Vote Amendment. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Super-Majority Vote Amendment.


                              ELECTION OF DIRECTORS


                                (PROPOSAL NO. 5)


INTRODUCTION


         Reuter's Restated Articles of Incorporation currently provide that the Board of Directors shall consist of not less than three nor more than fifteen members, as determined from time to time by the Board. The Board has set its size at three and has nominated the three persons listed below to serve as our directors for the specified term. The Board Composition Amendment being presented to the shareholders as part of Proposal No. 5 would abandon the use of classification among the elected directors and would provide that all directors are to be elected annually for a term of one year. If this proposal is approved by the shareholders, three directors will be elected at the Annual Meeting, each to a term of one year or until his or her successor is elected and qualified.


NOMINATION


         All of the nominees for director are currently members of our Board. Whether or not the Board Composition Amendment is adopted, the Board of Directors has nominated each of J.L. Reissner, R.F. McNamara and Michael J. Tate (the "Nominees") to serve as a director of Reuter and to hold such position until his successor shall be elected or until his earlier resignation, removal from office, death or incapacity.


         If the Board Composition Amendment is adopted, the Board recommends that each of the Nominees be nominated to serve as a director of Reuter and to hold such position for a one-year term expiring at the 2002 annual meeting of our shareholders, or until the election and qualification of his successor.

         If the Board Composition Amendment is not adopted, the Board recommends that: (a) J.L. Reissner be nominated to serve as a Class I director, to serve for a one-year term expiring at the 2002 annual meeting of our shareholders; (b) R.F. McNamara be nominated to serve as a Class II director, to serve for a two-year term expiring at the 2003 annual meeting of our shareholders; and (c) Michael J. Tate be nominated to serve as a Class III director, to serve for a three-year term expiring at the 2004 annual meeting of our shareholders.

ACTIVAR NOMINEES

         On October 10, 2000, we completed a private financing (the "Financing") under a Securities Purchase Agreement dated October 10, 2000 (the "Securities Purchase Agreement") with Activar, Inc. ("Activar"), J.L. Reissner and Michael
J. Tate (Activar, Reissner and Tate, collectively, the "Investors"). In connection with the Financing, certain of our existing shareholders (the "Control Group") executed the Voting Agreement that, among other provisions, requires the Control Group to vote all of their shares of Reuter capital stock
(a) for the election of designees of Activar to our board of directors and (b) as directed by Activar on all matters which from time to time are presented for a vote of our shareholders. Acitvar's designees are Messrs. McNamara, Reissner and Tate. Unless you signed the Voting Agreement and are a member of the Control Group, you are not required to vote your shares at the Annual Meeting in any particular manner.

         Whether or not the Board Composition Amendment is adopted, Activar has designated each of the Nominees to serve as a Reuter director and to hold such position until his successor shall be elected or until his earlier resignation, removal from office, death or incapacity.

INFORMATION ABOUT EACH DIRECTOR/NOMINEE

         The following table sets forth certain information, as of April 10, 2001, which has been furnished to us by each Director/Nominee.

Name              Principal Occupation                                     Age   Director Since
----              --------------------                                     ---   --------------
J.L. Reissner     President of Activar, Inc.                                60        2000


                            13

R.F. McNamara     Owner of Activar, Inc.                                    67        2000
Michael J. Tate   President, Chief Executive Officer and Chief              61        1998
                  Financial Officer of Reuter

OTHER INFORMATION ABOUT EACH DIRECTOR/NOMINEE

         J.L. REISSNER has served as our Secretary and as one of our directors since October 2000. Mr. Reissner has been President of Activar, Inc., a holding company which owns sixteen manufacturing companies, since January 1996, and served as Chief Financial Officer of Activar from 1992 until becoming President. Mr. Reissner is a director of several other companies including Rimage Corporation, where he also serves on the Compensation Committee of the Board.

         R.F. MCNAMARA has served as our Chairman of the Board and has served as one of our directors since October 2000. Since 1978, Mr. McNamara has been the owner of Activar, Inc., a holding company that owns sixteen manufacturing companies. Mr. McNamara is a director of various other companies including Twin City Federal and Rimage Corporation, where he also serves on the Compensation Committee of the Board.

         MICHAEL J. TATE has served as our Chief Executive Officer, President and Chief Financial Officer, and has been an employee director of our, since April 20, 1998 (although another individual served as Chief Financial Officer during 1999 until he resigned from the position, at which time Mr. Tate, again, became Chief Financial Officer). Mr. Tate served as Vice President/Chief Operating Officer of Minnesota Valley Engineering from August 1996 until joining us. Prior to 1996, Mr. Tate held other positions at Minnesota Valley Engineering, including Vice President/General Manager Industrial Business Unit from March 1993 to August 1996 and Vice President Finance/Treasurer from September 1989 to March 1993.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

         Standing committees of the Board of Directors include the Audit Committee, the Compensation and Benefits Committee and the Nominating Committee.


         The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to the accounting, auditing, operating and reporting practices of Reuter. The Audit Committee reviews our annual financial statements, the selection and work of our independent accountants and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is not required to have a written charter and we have not yet chosen to adopt such a charter. The members of the Audit Committee previously were Messrs. Strickland and Heller, and Ms. M. Karen Gilles. The current members of this Committee are Messrs. McNamara, Reissner and Tate. The Audit Committee met one time in 2000.


         The Compensation and Benefits Committee reviews general programs of compensation and benefits for all our employees, reviews salary levels, bonuses and other forms of compensation paid to our officers, makes recommendations to the Board concerning such compensation and administers our stock-based employee benefit plans. The members of the Compensation and Benefits Committee previously were Mr. Heller and Dr. Daugherty. In October 2000, this Committee was reconstituted and its members now are Messrs. Reissner and McNamara. The Compensation and Benefits Committee met two times in 2000.

         The Nominating Committee identifies, evaluates and nominates persons for election to the Board and makes recommendations to the Board with respect to such persons. The Nominating Committee will consider nominees recommended by shareholders if submitted in writing to our Secretary at our principal office address specified at the beginning of the first page of this Proxy Statement. All directors who are not Reuter employees are members of the Nominating Committee. Accordingly, the current members of this Committee are Messrs. McNamara and Reissner. The Nominating Committee did not meet in 2000.

         Our Board of Directors met four times during 2000, and took action pursuant to unanimous written consent resolutions four times during 2000. All of the Directors except Edward E. Strickland attended 100% of the meetings of our Board of Directors and all committees on which they served during 2000.

DIRECTOR COMPENSATION

         All our directors, except for Messrs. Taylor and Strickland, received compensation for their services as directors at the rate of $400 per month, as well as a meeting fee of $500 for each Board and Committee meeting attended. Directors are not compensated for telephonic meetings. Messrs. Reissner and McNamara received no compensation for meetings attended in 2000.

AUDIT COMMITTEE REPORT

         Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that might incorporate this proxy statement or future filings with the Securities Exchange Commission (the "SEC"), in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.


REVIEW OF REUTER'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000


         The Audit Committee has reviewed and discussed Reuter's audited financial statements for the fiscal year ended December 31, 2000 with the Reuter's management. The Audit Committee has discussed with Virchow, Krause & Company, LLP, Reuter's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from Virchow, Krause & Company, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Virchow, Krause & Company, LLP with them.

         Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to our Board of Directors that Reuter's audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the SEC.

                                            AUDIT COMMITTEE
                                            R.F. McNamara
                                            J.L. Reissner
                                            M.J. Tate

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

         The following table provides summary information concerning cash and non-cash compensation paid to or earned by our Chief Executive Officer and our executive officers who received or earned cash and non-cash salary and bonus of more than $100,000 for the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL                  LONG-TERM
                                            COMPENSATION            COMPENSATION
                                            ------------            ------------
                                                                    SECURITIES
                                                                    UNDERLYING        ALL OTHER
      NAME AND PRINCIPAL POSITION           YEAR    SALARY ($)        OPTIONS (#)    COMPENSATION ($)
----------------------------------------    ----    -----------    ----------------  ----------------
Michael J. Tate ........................    2000       $153,856                  0                 0
   PRESIDENT, CHIEF EXECUTIVE OFFICER       1999        146,153             50,000                 0
AND CHIEF FINANCIAL OFFICER                 1998        123,854             56,058                 0

Brian A. Kempski .......................    2000       $116,708                  0                 0
   VICE-PRESIDENT, MARKETING AND  SALES     1999         97,203             75,000                 0


OPTION GRANTS AND EXERCISES

         The following tables summarize option grants and exercises during the fiscal year ended December 31, 2000 to or by each of the executive officers named in the Summary Compensation Table above, and the potential realizable value of the options held by such persons at December 31, 2000. The first table below indicates that, during the fiscal year ended December 31, 2000, we granted no options to our executive officers named in the Summary Compensation Table above.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                        INDIVIDUAL GRANTS
                                                        -----------------
                                               PERCENT OF TOTAL
                       NUMBER OF SECURITIES     OPTIONS GRANTED                                        GRANT DATE
                        UNDERLYING OPTIONS      TO EMPLOYEES IN    EXERCISE OR BASE    EXPIRATION        PRESENT
NAME                        GRANTED (#)           FISCAL YEAR        PRICE ($/SH)         DATE          VALUE ($)
----                        -----------           -----------        ------------      ----------       ---------
Michael J. Tate                 --                    --                 --                --              --

Brian A. Kempski                --                    --                 --                --              --

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                          SHARES                      OPTIONS AT FISCAL YEAR END (#)       AT FISCAL YEAR END ($)(1)
                       ACQUIRED ON        VALUE       ------------------------------       -------------------------
NAME                   EXERCISE (#)   REALIZED ($)   EXERCISABLE      UNEXERCISABLE        EXERCISABLE UNEXERCISABLE
----                   ------------   ------------   -----------      -------------        -------------------------
Michael J. Tate            --              --           106,058             --              $0                $0

Brian A. Kempski           --              --            75,000             --              $0                $0

----------------------------

(1) The values indicated are based on the difference between the fair market value of one share of our common stock on December 31, 2000 ($0.50) and the exercise prices of the respective options, ranging from $0.25 to $5.1875 per share. Options are in-the-money if the market price of the shares exceeds the option exercise price.

CHANGE IN CONTROL ARRANGEMENTS

         Under our 1999 Non-Employee Director Stock Option Plan (the "1999 Option Plan"), upon the occurrence of a "change in control" all outstanding options granted under the 1999 Option Plan will become and remain exercisable in full during their remaining terms regardless of whether the plan participants thereafter remain employees of Reuter or a subsidiary. Under our 1999 Option Plan, a "change in control" has occurred in the event of (a) the sale, lease exchange or other transfer of all or substantially all of the assets of Reuter (in one transaction or in a series of related transactions) to a corporation that is not controlled by Reuter; (b) the approval by our shareholders of any plan or proposal for the liquidation or dissolution of Reuter; (c) any person becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors; or (d) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan (either by a specific vote or by approval of the Reuter proxy statement in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Board on the effective date of the Plan.


         For a description of the change in control provisions under our proposed 2001 Stock Option Plan, see Proposal No. 6.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Michael J. Tate, our President, Chief Executive Officer and Director, received 100,000 shares of restricted stock in lieu of $50,000 in salary compensation under a one year agreement that ended May 31, 2000.

         On October 10, 2000, we completed the Financing described above in this Proxy Statement. In the Financing, we sold an aggregate of 3,500,000 shares of our Common Stock and an aggregate of 1,000,000 shares of our Series A Stock, all at a purchase price of $.1777778 per share, for an aggregate purchase price of $800,000. Of the $800,000 total, Activar and Mr. Reissner purchased $700,000 and Mr. Tate purchased $100,000. In connection with the Financing, certain of our existing shareholders (the "Control Group") executed a Voting Agreement that, among other provisions, requires the Control Group to vote all of their shares of our capital stock (a) for the election of designees of Activar to our board of directors and (b) as directed by Activar on all matters which from time to time are presented for a vote of our shareholders. Acitvar's designees are Messrs. McNamara, Reissner and Tate.

         In December 2000, we acquired certain of the assets of Magstar Technologies, Inc. ("Magstar"). To fund the purchase, we issued to Activar a three-year 8% promissory note in the principal amount of $363,587. Activar, one of our shareholders, is also a Magstar shareholder. Each of Messrs. Reissner and McNamara is a director and officer of Activar, Magstar and Reuter. We believe that the terms and conditions of the promissory note given to Activar, as well as the Asset Purchase Agreement between us and Magstar, are substantially the same as the terms and conditions on which we could have obtained similar assets from an unaffiliated third party.

         On February 23, 2001, we acquired certain assets of Quickdraw Conveyor Systems, Inc. To fund the purchase, we borrowed $150,000 from Activar, one of our shareholders, pursuant to a promissory note that is due on demand and bears interest at 10%. Mr. McNamara and Mr. Reissner are directors and officers of Activar, as well as directors and officers of Reuter. We believe that the terms and conditions of the promissory note given to Activar are substantially the same as the terms and conditions on which we could have obtained credit from an unaffiliated third party.

         On March 21, 2001, we entered into two Master Equipment Lease Agreement with Activar Properties, Inc. dba Pinkerton Agency ("API"). Under these agreements, we have leased two sets of equipment from API for terms of 61 months and 25 months, respectively, for monthly payments of $30,279 and $17,399, respectively. API, in turn, assigned its rights under these leases to U.S. Bank National Association. Mr. Reissner is the President of API, as well as a director and officer of Reuter. We believe that the terms and conditions of these agreements are substantially the same as the terms and conditions on which we could have leased similar equipment from an unaffiliated third party.

         Prior to April 1995, we maintained the 1991 Non-Employee Director Stock Option Plan, pursuant to which members of the Board of Directors who were not our employees received periodic grants of non-qualified stock options. In March 1998, the Board of Directors, upon recommendation of the Compensation and Benefits Committee, amended stock options which had been granted under the 1991 Non-Employee Directors Stock Option Plan held by Ms. Avey, Dr. Daugherty and Mr. Laidig, to reduce the exercise price per share under such options from a range of $4.25-$5.13 to $.42, the fair market value of our stock on the date the options were repriced ("Repricing Agreement"). Pursuant to the Repricing Agreement, the number of outstanding options to such directors which were within the price range of $4.25 - $5.13 was reduced by 50%.

         On May 20, 1999, the Board of Directors approved a new director stock option plan to grant non-statutory stock options to our non-employee directors. Under the plan, a maximum of 125,000 shares of our common stock is available for grant to new and current non-employee directors. The plan provides that new non-employee directors be granted 10,000 shares that vest equally over three years, upon initial election as a director. Current non-employee directors are automatically granted options for 2,000 shares on June 30 of each year and vest over a one-year period. All options are granted at prices equal to or exceeding the fair market value of our common stock on the date of grant. The options generally expire ten years from the date of grant.

VOTE REQUIRED

         Proxies can only be voted for the number of persons named as nominees in this Proxy Statement. Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock, on an as-if-converted to Common Stock basis, voting in person or by proxy for directors at the Annual Meeting, voting together as a single class. Under the Voting Agreement, members of the Control Group are required to vote for the nominees designated by Activar.

BOARD OF DIRECTORS RECOMMENDATION

         The Board recommends a vote FOR the election of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the nominees listed below. While the Board has no reason to believe that any of these named nominees will not be available to serve as a director, should such a situation arise prior to the Annual Meeting, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence.




                              PROPOSAL TO ADOPT THE
                MAGSTAR TECHNOLOGIES, INC. 2001 STOCK OPTION PLAN

                                (PROPOSAL NO. 6)


PROPOSAL

         On April 3, 2001, our Board approved, subject to shareholder approval, the 2001 Stock Option Plan (the "Plan"), and directed that the Plan be submitted to our shareholders for their approval. The purpose of the Plan is to advance the interests of Reuter and its shareholders by enabling Reuter and its subsidiaries to attract and retain persons of ability to perform services for Reuter and its subsidiaries by providing an incentive to such individuals through equity participation in Reuter and by rewarding such individuals who contribute to the achievement by Reuter of its economic objectives.


         The name of the Plan, the MagStar Technologies, Inc. 2001 Stock Option Plan, assumes that Proposal No. 1 (the Corporate Name Amendment) is approved at the meeting. If Proposal No. 1 does not pass, we will name the Plan the Reuter Manufacturing, Inc. 2001 Stock Option Plan.


SUMMARY OF THE PLAN

         A general description of the basic features of the Plan is outlined below. Unless otherwise indicated, the following summary of the principal provisions of the Plan assumes the approval of the foregoing Plan. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as EXHIBIT B.

         The Plan provides for the grant to participating eligible recipients of stock options (the "Options"), including both incentive stock options ("Incentive Options") and non-statutory stock options ("Non-Statutory Options").

         The Plan will terminate at 11:59 p.m. on April 3, 2011, and may be terminated prior to such time by Board action, and no Option will be granted after such termination.

         PARTICIPANTS. All employees (including officers and directors who are also employees) and all non-employee directors, consultants and independent contractors of Reuter or any subsidiary of Reuter are eligible to participate in the Plan. On May 1, 2001, there were approximately 124 full-time employees of Reuter eligible to be granted Options under the Plan.

         ADMINISTRATION. The Plan may be administered by the Board or by a committee of the Board. So long as we have a class of equity securities registered under Section 12 of the Exchange Act, such committee will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act (the Board or any such committee is referred to as the "Committee"). The Plan vests broad powers in the Committee to administer and interpret the Plan, including the authority to select the participants that will be granted Options under the Plan, to determine the nature, extent, timing, exercise price, vesting and duration of Options and to prescribe all other terms and conditions of Options that are consistent with the Plan. The Committee may modify the terms of an outstanding Option in any manner (with the consent of the affected participant for most modifications) as long as the modified terms are permitted by the Plan as then in effect.

         SHARES TO BE AWARDED. Subject to certain adjustments under the Plan, the maximum number of shares of Common Stock available for issuance under the Plan is two million (2,000,000).

         Subject to certain adjustments in the Plan, no participant in the Plan may be granted any Options relating to more than one hundred thousand (100,000) shares of Common Stock in the aggregate in any Reuter fiscal year; provided however, that a participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by us or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options relating to up to two hundred thousand (200,000) shares of Common Stock.

         Any shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that lapses, expires, is forfeited or for any reason is terminated unexercised and any shares of Common Stock that are subject to an Option that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including spin-off) or similar change in the corporate structure or shares of Reuter, appropriate adjustments will be made to the number and kind of shares reserved under the Plan and under outstanding Options and to the exercise price of outstanding Options.

         OPTIONS. If a participant owns more than 10% of the total combined voting power of all classes of stock of Reuter, any subsidiary or any parent of Reuter (the "Voting Power"), Incentive Options must be granted with an exercise price equal to at least 110% of the fair market value of the Common Stock on the date of the grant. If a participant owns less than or equal to 10% of the Voting Power, Incentive Options must be granted with an exercise price equal to at least the fair market value of the Common Stock on the day of the grant. Non-Statutory Options must be granted with an exercise price of at least 85% of the fair market value of the Common Stock on the day of the grant. On May 1, 2001, the closing price per share of our Common Stock was $__________ . Options will become exercisable at such times and in such installments as may be determined by the Committee, provided that Options may not be exercisable after ten (10) years from their date of grant, and not more than five (5) years from the date of their grant if the participant, on the date of the grant, owned more than 10% of the Voting Power.

         The exercise price of Options must be paid entirely in cash (including bank check, bank draft or money order); provided however, that the Committee, in its sole discretion, may allow such payments to be made, in whole or in part, by tender of a "Broker Exercise Notice," Previously Acquired Shares, a promissory note or by a combination of such methods. If the aggregate fair market value of shares of Common Stock, with respect to which incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") become exercisable for the first time by a participant in any calendar year, exceeds $100,000, such excess Options will be treated as Non-Statutory Options.

         CHANGE IN CONTROL. In the event a "change in control" of Reuter occurs, then, if approved by the Committee, all outstanding Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such Options have been granted remains in the employ or service of Reuter or any subsidiary. In addition, the Committee, without the consent of any affected participant, may determine that some or all participants holding outstanding Options will receive cash in an amount equal to the excess of the fair market value immediately prior to the effective date of such change in control over the exercise price per share of the Options.

         To the extent that such acceleration of the vesting of the Options would constitute a "parachute payment" (as defined in the Code), then, pursuant to the Plan, such acceleration will be modified to such extent that the participant will not be subject to the excise tax imposed by Section 4999 of the Code.

         For purposes of the Plan, a "change in control" of Reuter will be deemed to have occurred upon, among other things, (i) the sale, lease, exchange or other transfer of substantially all of the assets of Reuter to an entity that is not controlled by Reuter, (ii) the approval by the shareholders of Reuter of any plan or proposal for the liquidation or dissolution of Reuter; (iii) any person, other than a Grandfathered Shareholder, as such term is defined in the Plan, becoming the beneficial owner of 20% or more of the combined voting power of Reuter's outstanding securities without the prior approval of the then current Board; (iv) any person becoming the beneficial owner of 50% or more of the combined voting power of Reuter's outstanding securities; (v) a merger or consolidation to which Reuter is a party if, after such merger or consolidation, Reuter's shareholders do not beneficially own more than 50% of the combined voting power of the surviving corporation's outstanding voting securities; or
(vi) a change in the composition of the Board such that the individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority of the

Board (with exceptions for individuals who are nominated or otherwise approved by the current Board) or such that the change would be required to be reported under the Exchange Act.

         EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE. In the event a participant's employment or other service with Reuter and all subsidiaries of Reuter is terminated by reason of death or Disability (as defined in the Plan), all outstanding Options then held by the participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of one year after such termination, but in no event after their original expiration date.

         In the event a participant's employment or other service with Reuter and all subsidiaries thereof is terminated by reason of Retirement (as defined in the Plan), all outstanding Options then held by the participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of three months after such termination, but in no event after their original expiration date.

         In the event a participant's employment or other service is terminated with Reuter and all subsidiaries thereof for any reason other than death, disability or retirement, all rights of the participant under the Plan and any agreements evidencing an Option will immediately terminate without notice of any kind, and no Options then held by the participant will thereafter be exercisable; provided however that if such termination is due to any reason other than termination by Reuter or any subsidiary thereof for "cause," all outstanding Options then held by such participant will remain exercisable, to the extent exercisable as of such termination, for a period of three months after such termination, but in no event after their original expiration date.

         The Committee may, in its discretion, modify these post-termination provisions, provided that no Option may remain exercisable beyond its expiration date. Any Incentive Option that remains unexercised more than one year following termination of employment by reason of Disability or more than three months following termination for any reason other than death or Disability will thereafter be deemed to be a Non-Statutory Option.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of the federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an award of Options and does not address special rules that may be applicable to directors, officers and greater than 10% shareholders of Reuter.

         OPTIONS. There will not be any federal income tax consequences to either the participant or Reuter as a result of the grant to a participant of an Option under the Plan. The exercise by a participant of an Incentive Option will not result in any federal income tax consequences to Reuter or the participant, except that an amount equal to the excess fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the consideration paid for the shares by the participant will be a tax preference item for purposes of the alternative minimum tax. Upon the exercise of a Non-Statutory Option, a participant will recognize ordinary income on the date of exercise in an amount equal to the difference between the fair market value of the shares purchased and the consideration paid for the shares. In general, Reuter will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Option for any amounts includable in the taxable income of a participant as ordinary income.

         If the participant disposes of Incentive Option shares acquired upon exercise of an Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. Reuter is not entitled to any compensation expense deduction under these circumstances.

         If the participant does not satisfy both of the above holding period requirements, then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of the fair market value of the shares at the time of exercise of the Incentive Option or the amount realized on the disposition of the shares (if the disposition is the result of a sale or exchange to one other than a related taxpayer) exceeds the option price for the shares. Reuter will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of a participant. The remainder of the gain or loss recognized on the disposition, if any, will be treated as long-term or short-term capital gain or loss, depending on the holding period.


         EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to Reuter on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of Options upon a change in control of Reuter may constitute parachute payments, and in certain cases, "excess parachute payments."

AWARDS UNDER REUTER'S 2001 PLAN

         As of the date of this Proxy Statement, we have approved options on 292,000 shares of Common Stock under the Plan. Neither the number nor the types of future Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.


OPTIONS UNDER THE OPTION PLAN

         The table below summarizes outstanding options under our Plan as of May 1, 2001 held by the persons or groups listed below. None of the executive officers listed in the Summary of Compensation Table were granted any options during 2000, and none of them have been granted any options under the new Plan. Options granted in the future under the plan are within the discretion of the Compensation Committee and therefore cannot be ascertained at this time.

                                NEW PLAN BENEFITS
                             2001 STOCK OPTION PLAN

                                                        NUMBER
                                                       OF SHARES
          NAME AND POSITION                       UNDERLYING OPTIONS
          ---------------------------------     ----------------------
          Michael J. Tate.................                      0
          Brian A. Kempski................                 50,000
                                                                -
          Executive Group.................                      0
          Non-Executive Director Group....                      0
          Non-Executive Officer Employee
          Group...........................                242,000
                                                          -------
               Total......................                292,000
                                                          =======


VOTE REQUIRED

         Approval of the Plan requires the affirmative vote of the holders of a majority of shares of Common Stock and Series A Preferred Stock (on an as-if-converted to Common Stock basis) present and entitled to vote in person or by proxy on this proposal at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum at the Annual Meeting.

BOARD OF DIRECTORS RECOMMENDATION

          The Board of Directors recommends that the shareholders vote FOR approval and ratification of the Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Plan.


                              PROPOSAL TO ADOPT THE
                           MAGSTAR TECHNOLOGIES, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN

                                (PROPOSAL NO. 7)


PROPOSAL

         On April 3, 2001, the Board approved, subject to shareholder approval, our 2001 Employee Stock Purchase Plan (the "Purchase Plan"), and directed that the Plan be submitted to our shareholders for their approval. The purpose of the Purchase Plan is to provide employees of Reuter with an opportunity to purchase our Common Stock on favorable terms through accumulated payroll deductions, and to thereby encourage employees to voluntarily share in the ownership of our Common Stock.


         The name of the Plan, the MagStar Technologies, Inc. 2001 Employee Stock Purchase Plan, assumes that Proposal No. 1 (the Corporate Name Amendment) is approved at the meeting. If Proposal No. 1 does not pass, we will name the Plan the Reuter Manufacturing, Inc. 2001 Employee Stock Purchase Plan.

SUMMARY OF THE PLAN

         A general description of the basic features of the Purchase Plan is outlined below. Unless otherwise indicated, the following summary of the principal provisions of the Purchase Plan assumes the approval of the foregoing Purchase Plan. This summary is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which is attached to this Proxy Statement as EXHIBIT C.

         If adopted, an aggregate of 250,000 shares of our Common Stock will be reserved for issuance and available for purchase under the Purchase Plan, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of Reuter.

         ADMINISTRATION. The Purchase Plan will be administered by the compensation committee of Reuter's of Directors. The compensation committee will have discretionary authority to administer and interpret the Purchase Plan.

         ELIGIBLE PARTICIPANTS. All employees of Reuter and participating subsidiaries whose customary employment is for more than five (5) months in any calendar year and more than 20 hours per week are eligible to participate in the Purchase Plan if the employee has been continuously employed for at least one month prior to the first day of the offering period in which the employee elects to participate.

         Employees will voluntarily enroll under the Purchase Plan by completing a payroll deduction form. Persons beneficially owning 5% or more of our Common Stock are not eligible to participate in the Purchase Plan.

         PLAN OPERATION. Under the Purchase Plan, we will conduct a series of offerings of our Common Stock. Each offering will continue for a three-month period corresponding with the four calendar quarters in each calendar year during the term of the Purchase Plan. The offering periods will continue under the Purchase Plan until either the Purchase Plan is terminated or the Common Stock remaining available under the Purchase Plan is insufficient to make an offer to all eligible employees.

         At the end of each offering period, the entire amount of accumulated payroll deductions in a participating employee's account will automatically be used to purchase, at the applicable option price, shares of our Common Stock. The option price for any given offering period will be 85% of the fair market value of a single share of our Common Stock on either the first day of the offering period or the last day of the offering period, whichever value is lower. The option price determines the total number of shares of Common Stock purchased with the entire amount of each participant's accumulated payroll deductions for the offering period. The number of shares that may be purchased by any single employee is limited to 1,000 shares of our Common Stock in any three-month offering period and a number of shares having a maximum fair market value of $25,000 in each calendar year.

         Payroll deductions may range from 1% to 10% (in whole percentages) of a participating employee's total compensation for a payroll period. In determining "total compensation" Reuter includes all regular straight-time earnings and commissions that are included in regular compensation, excluding bonuses and any pay for overtime (except to the extent that the inclusion of any such item is specifically directed by the Committee administering the Purchase Plan) paid to the employee by Reuter or a participating subsidiary before any contributions the employee has made to any deferred compensation, cafeteria, capital accumulation or any similar plan.

         NON-TRANSFERABILITY OF OPTIONS. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation to a beneficiary as provided in the Purchase Plan by the participant.

         ADJUSTMENTS. In the event any change, such as a stock split or dividend, is made in Reuter's which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by Reuter, an appropriate adjustment shall be made in the number of shares under the Purchase Plan and the price per share covered by each outstanding option.


         AMENDMENT AND TERMINATION OF PURCHASE PLAN. Reuter Board may suspend or terminate the Purchase Plan at any time, and may amend the Purchase Plan from time to time in such respects as the Board may deem advisable in order that options under the Purchase Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in our best interests; provided, however, that no amendments to the Purchase Plan will be effective without approval of our shareholders if shareholder approval of the amendment is then required pursuant to Section 423 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body.


         CERTAIN FEDERAL INCOME TAX INFORMATION. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Purchase Plan, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         Generally, no federal income tax consequences will arise at the time an employee purchases Common Stock under the Purchase Plan. If an employee disposes of Common Stock purchased under the Purchase Plan less than one year after the Common Stock is transferred to him or her and within two years of the grant date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Common Stock at the time of transfer to the employee and the amount paid by the employee for the Common Stock. The amount of such ordinary income recognized by the employee will be added to the employee's basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee.

         If an employee does not dispose of the Common Stock purchased under the Purchase Plan until at least one year after the Common Stock is transferred to him or her and at least two years after the grant date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the Common Stock on the grant date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee's basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee dies before disposing of the Common Stock purchased under the Purchase Plan, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee's death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.


         Reuter will not be entitled to a deduction with respect to the Common Stock purchased by an employee under the Purchase Plan, unless the employee disposes of the Common Stock less than one year after the Common Stock is transferred to the employee or less than two years after the grant date.


         The foregoing summary of the federal income tax consequences of Purchase Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

VOTE REQUIRED

         Approval of the Purchase Plan requires the affirmative vote of the holders of a majority of shares of Common Stock and Series A Preferred Stock (on an as-if-converted to Common Stock basis) present and entitled to vote in person or by proxy on this proposal at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum at the Annual Meeting.

BOARD OF DIRECTORS RECOMMENDATION

          The Board of Directors recommends that the shareholders vote FOR approval and ratification of the Purchase Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Plan.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                                (PROPOSAL NO. 8)


PROPOSAL

         The Board of Directors has appointed Virchow, Krause & Company, LLP ("Virchow"), independent certified public accountants, as our auditors for the year ending December 31, 2001. PricewaterhouseCoopers LLP acted as our auditors for the fiscal year ending December 31, 2000 and until Virchow's appointment took effect on January 17, 2001. If the shareholders do not ratify the appointment of Virchow, another firm of independent auditors may be considered by the Board of Directors. Representatives of Virchow will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.


PRINCIPAL ACCOUNTING FEES

         Aggregate audit fees of $28,000 were billed to Reuter for the fiscal year ended December 31, 2000 by Reuter's principal accounting firm for the fiscal year ended 2000, PricewaterhouseCoopers LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         PricewaterhouseCoopers did not render any services to us in 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES

         PricewaterhouseCoopers' fees for all other services rendered to us during 2000 were $9,000 which were for various services in connection with our SEC filings. The audit committee has considered whether the provision of these services is compatible with maintaining PricewaterhouseCoopers' independence.


VOTE REQUIRED

         Approval of this proposal requires the affirmative vote of the holders of a majority of shares of Common Stock and Series A Preferred Stock (on an as-if-converted to Common Stock basis) present and entitled to vote in person or by proxy on this proposal at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum at the Annual Meeting.

BOARD OF DIRECTORS RECOMMENDATION


         The Board recommends a vote FOR ratification of the appointment of Virchow as auditors of Reuter for the year ending December 31, 2001. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of the appointment of Virchow.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Exchange Act, requires our directors and executive officers, and persons who own more than 10% of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Reuter. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were met.

                      PROPOSALS FOR THE NEXT ANNUAL MEETING

         Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by us on or before January 1, 2002 and must satisfy the requirements of the proxy rules promulgated by the SEC.

         A shareholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by March 16, 2002. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

                                 OTHER BUSINESS

         We know of no business which will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                          ANNUAL REPORT ON FORM 10-KSB

         WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 TO EACH PERSON WHO IS A REUTER SHAREHOLDER AS OF MAY 1, 2001, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO REUTER MANUFACTURING, INC., 410 11TH AVENUE SOUTH, HOPKINS, MINNESOTA 55343, ATTENTION: SECRETARY J.L. REISSNER.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ J.L. Reissner



                                    J.L. Reissner
                                    Secretary

Minneapolis, Minnesota
May 4, 2001

                          EXHIBIT A TO PROXY STATEMENT

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                           REUTER MANUFACTURING, INC.

     These Amended and Restated Articles of Incorporation supersede the Articles of Incorporation dated June 12, 1984 and all amendments thereto.

                                   ARTICLE I.

     The name of this corporation is MagStar Technologies, Inc. (the "Company").

                                   ARTICLE II.

     The registered office of the Company in Minnesota is 410 Eleventh Avenue South, Hopkins, Minnesota, 55343.

                                  ARTICLE III.

     The aggregate number of shares of stock which the Company shall have authority to issue is Forty Million (40,000,000) shares, consisting of Thirty Million (30,000,000) shares of common stock, $0.1875 par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of preferred stock, $0.1875 par value per share (the "Preferred Stock"). The Board of Directors is authorized to establish, from the authorized and undesignated shares of Preferred Stock, one or more classes or series of shares, to designate each such class and series, and to fix the rights and preferences of each such class and series. Without limiting the authority of the Board of Directors granted hereby, each such class or series of Preferred Stock shall have such voting powers (full or limited or no voting powers), such preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions as shall be stated and expressed in the resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. Except as provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the shares of Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes. Each holder of Common Stock shall be entitled to one vote for each share held.

     Of the Ten Million shares of Preferred Stock, Two Million Five Hundred Thousand (2,500,000) shares shall be designated Series A convertible preferred stock, $0.1875 par value per share (the "Series A Preferred") and Seven Million Five Hundred Thousand (7,500,000) shares shall be undesignated as to series.

     The relative rights, preferences and privileges of the Series A Preferred shall be as follows:

I.   VOTING RIGHTS.

     A. GENERAL. At all meetings of the shareholders of the Company and in the case of any actions of shareholders in lieu of a meeting, each holder of Series A Preferred shall have that number of votes on all matters submitted to the shareholders that is equal to the number of whole shares of Common Stock into which such holder's shares of Series A Preferred are then convertible, as provided in Section IV, at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of such shareholders is effected. This provision for determination of the number of votes to which each holder of the Series A Preferred is entitled shall also apply in cases in which the holders of the Series A Preferred have the right to vote together as a separate class. Except as may be otherwise provided in this Certificate or by agreement, the holders of the Common Stock and the holders of the Series A Preferred shall vote together as a single class on all actions to be taken by the shareholders of the Company.

     B. QUORUMS. The presence in person or by proxy of the holders of a majority of the aggregate number of shares of Common Stock and Series A Preferred then outstanding (on an as-if converted to Common Stock basis) shall constitute a quorum of the Common Stock and Series A Preferred.

II.  DIVIDENDS.

     A. DIVIDENDS. The holders of Series A Preferred then outstanding shall be entitled to receive cumulative cash dividends, out of any funds and assets of the Company legally available therefor, prior and in preference to any declaration or payment of any dividend (other than a Common Stock Dividend) payable on Common Stock of the Company at the annual rate of nine percent (9%) for the Series A Preferred, and such dividends shall be payable only if, as and when declared by the Board of Directors of the Company (the "Board"). Other than as set forth in the preceding sentence, no dividend or other distribution shall accrue or be paid with respect to any shares of capital stock of the Company for any period, whether before or after the effective date of this Certificate, unless and until declared by the Board. In the event any dividend or distribution is declared or made with respect to outstanding shares of Common Stock, a comparable dividend or distribution shall be simultaneously declared or made with respect to the outstanding shares of Series A Preferred (as if fully converted into Common Stock, including fractions of shares). Dividends on shares of capital stock of the Company shall be payable only out of funds legally available therefor.

     B. NON-CASH DIVIDENDS. Whenever a dividend provided for in this Section II shall be payable in property other than cash, the value of such dividend shall be deemed to be the fair market value of such property as determined in good faith by the Board.

III. LIQUIDATION RIGHTS.

     A. NO PREFERENCE OF SERIES A PREFERRED. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets of the Company available for distribution to its shareholders, whether such assets are capital, surplus, or earnings, shall be distributed equally, on a per share basis, among the holders of the Common Stock and the Series A Preferred (on an as-if converted to Common Stock basis).

     B. REORGANIZATION; SALE OF ASSETS. The merger, acquisition or consolidation of the Company into or with any other entity or entities which results in the exchange of outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof pursuant to which the shareholders of the Company immediately prior to the transaction do not own a majority of the outstanding shares of the surviving corporation immediately after the transaction, or any sale, lease, license (on an exclusive basis) or transfer by the Company of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of the provisions of this Section III.

     C. DETERMINATION OF CONSIDERATION. To the extent any distribution pursuant to Section III(A) consists of property other than cash, the value thereof shall, for purposes of Section III(A), be the fair value at the time of such distributions as determined in good faith by the Board.

IV. CONVERSION. The holders of the Series A Preferred shall have the following conversion rights (the "Conversion Rights"):

     A. OPTIONAL CONVERSION OF THE SERIES A PREFERRED. The Series A Preferred shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the first issuance of shares of Series A Preferred by the Company, at the office of the Corporation or any transfer agent for the Common Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $0.1777778 by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion and then multiplying such quotient by each share of Series A Preferred to be converted. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall at the time of the filing of this Certificate initially be $0.1777778 in the case of the Series A Preferred. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred is convertible, as hereinafter provided.

     B. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred. In lieu of any fractional share to which any holder would otherwise be entitled upon conversion of the Series A Preferred owned by such holder, the Company shall pay cash equal to such fraction multiplied by the then effective Conversion Price or round up to the nearest whole share.

     C. MECHANICS OF OPTIONAL CONVERSION. Before any holder of Series A Preferred shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or by such holder's attorney duly authorized in writing, at the office of the Company or of any transfer agent for the Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein such holder's name or the name of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. From and after such date, all rights of the holder with respect to the Series A Preferred so converted shall terminate, except only the right of such holder, upon the surrender of his, her or its certificate or certificates therefor, to receive certificates for the number of shares of Common Stock issuable upon conversion thereof and cash for fractional shares.

D. CERTAIN ADJUSTMENTS TO CONVERSION PRICE FOR STOCK SPLITS, DIVIDENDS, MERGERS, REORGANIZATIONS, ETC.


          1. ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS AND COMBINATIONS OF COMMON STOCK. In the event the outstanding shares of Common Stock shall, after the filing of this Certificate be further subdivided (split), or combined (reverse split), by reclassification or otherwise, or in the event of any dividend or other distribution payable on the Common Stock in shares of Common Stock, the applicable Conversion Price in effect immediately prior to such subdivision, combination, dividend or other distribution shall, concurrently with the effectiveness of such subdivision, combination, dividend or other distribution, be proportionately adjusted.

          2. ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In the event of a reclassification, reorganization or exchange (other than described in subsection IV(D)(1) above) or any consolidation or merger of the Company with another corporation (other than a merger, acquisition or other reorganization as defined in Section III(B), which shall be considered a liquidation pursuant to
               Section III above), each share of Series A Preferred shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of the Series A Preferred would have been entitled upon such reclassification, reorganization, exchange, consolidation, merger or conveyance had the conversion occurred immediately prior to the event; and, in any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Preferred, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the applicable Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred.

          3. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company, at any time or from time to time after the filing of this Certificate, makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event, provision shall be made so that the holders of Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Series A Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section IV(D) with respect to the rights or the holders of the Series A Preferred.

     E. NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, any capital reorganization of the Company, any reclassification or recapitalization of the Company's capital stock, any consolidation or merger with or into another Company, any transfer of all or substantially all of the assets of the Company or any dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series A Preferred at least ten (10) days prior to the date specified for the taking of a record, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                                   ARTICLE IV.

     No shareholder of this Company shall have any cumulative voting rights.

                                   ARTICLE V.

     No shareholder of this Company shall have any preemptive rights by virtue of Section 302A.413 of the Minnesota Statutes (or similar provisions of future law) to subscribe for, purchase or acquire any shares of the Company of any class, whether unissued or now or hereafter authorized, or any obligations or other securities convertible into or exchangeable for any such shares.

                                   ARTICLE VI.

     Any action required or permitted to be taken at a meeting of the Board of Directors of this Company may be taken by written action signed by the number of directors that would be required to take such action at a meeting of the Board of Directors at which all directors are present.

                                  ARTICLE VII.

     No director of this Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article VII shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under
Section 302A.559 or Section 80A.23 of the Minnesota Statutes, as amended, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the effective date of this Article VII. If the Section 302A of the Minnesota Statutes is hereinafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Company in addition to the limitation and elimination of personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the Minnesota Statutes, as so amended. No amendment to or repeal of this Article VII shall apply to, or have any effect on, the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                  ARTICLE VIII.

     The Company shall indemnify its officers and directors to the fullest extent permissible under the provisions of Chapter 302A of the Minnesota Statutes, as amended from time to time, or as required or permitted by other provisions of law. Any repeal or modification of this Article VIII will be prospective only and will not adversely affect any right to indemnification of a director or officer of the Company existing at the time of such repeal or modification.

     IN WITNESS WHEREOF, the Company has caused these Amended and Restated Articles of Incorporation to be signed by Michael J. Tate, its President, this _____ day of May, 2001.


REUTER MANUFACTURING, INC.

By:
     -----------------------------------------
     Michael J. Tate
Its: President

                          EXHIBIT B TO PROXY STATEMENT

                           REUTER MANUFACTURING, INC.
                             2001 STOCK OPTION PLAN

1.   PURPOSE OF PLAN.

     The purpose of the Reuter Manufacturing, Inc. 2001 Stock Option Plan (the "Plan") is to advance the interests of Reuter Manufacturing, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2.   DEFINITIONS.

     The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

     2.1 "ADVERSE ACTIONS" mean the actions described in Section 10.4 of the Plan.

     2.2  "BOARD" means the Board of Directors of the Company.

     2.3 "BROKER EXERCISE NOTICE" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

     2.4 "CHANGE IN CONTROL" means an event described in Section 9.1 of the Plan.

     2.5  "CODE" means the Internal Revenue Code of 1986, as amended.

     2.6 "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

     2.7 "COMMON STOCK" means the common stock of the Company, $.1875 par value per share, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

     2.8 "DISABILITY" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

     2.9 "ELIGIBLE RECIPIENTS" means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary.

     2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.11 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the closing sale price of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

     2.12 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of
          Section 422 of the Code.

     2.13 "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

     2.14 "OPTION" means an Incentive Stock Option or a Non-Statutory Stock Option.

     2.15 "PARTICIPANT" means an Eligible Recipient who receives one or more Options under the Plan.

     2.16 "PREVIOUSLY ACQUIRED SHARES" means shares of Common Stock that are already owned by the Participant or, with respect to any Option, that are to be issued upon the exercise of such Option.

     2.17 "RETIREMENT" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

     2.18 "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2.19 "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

     2.20 "TAX DATE" means the date any withholding tax obligation arises under the Code or other applicable tax statute for a Participant with respect to an Option.

3.   PLAN ADMINISTRATION.

     3.1 THE COMMITTEE. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of a majority of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

     3.2  AUTHORITY OF THE COMMITTEE.

          (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Options to be made to each Participant (including the number of shares of Common Stock to be subject to each Option, the exercise price and the manner in which Options will become exercisable) and the form of written agreement, if any, evidencing such Option; (iii) the time or times when Options will be granted;
               (iv) the duration of each Option; and (v) the restrictions and other conditions to which the Options may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Option in the form of cash, Common Stock or any combination of both.

          (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Option in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Option, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a re-grant of such Option for purposes of this Plan.

          (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Option, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the conditions to the exercisability of any outstanding Option that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.   SHARES AVAILABLE FOR ISSUANCE.

     4.1 MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be two million (2,000,000) shares of Common Stock. Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options relating to more than one hundred thousand (100,000) shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4.3 of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options relating to up to two hundred thousand (200,000) shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan).

     4.2 ACCOUNTING FOR OPTIONS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that lapses, expires, is forfeited or for any reason is terminated unexercised and any shares of Common Stock that are subject to an Option that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan.

     4.3 ADJUSTMENTS TO SHARES AND OPTIONS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding Options.

5.   PARTICIPATION.

     Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Options as may be determined by the Committee in its sole discretion. Options will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.   OPTIONS.

     6.1 GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

     6.2 EXERCISE PRICE. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such per share price will not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option, (ii) 110% of the Fair Market Value of one share of Common Stock on the date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly (as determined under Section 425(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary or any parent corporation of the Company (within the meaning of Sections 425(f) and 425(e), respectively, of the Code), or (iii) 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

     6.3 EXERCISABILITY AND DURATION. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Incentive Stock Option may be exercisable after 10 years from its date of grant (five years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

     6.4 PAYMENT OF EXERCISE PRICE. The total purchase price of the shares to be purchased upon exercise of an Option must be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

     6.5 MANNER OF EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention:
          Secretary) at its principal executive office at 410 Eleventh Avenue South, Hopkins, Minnesota 55343, and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

     6.6 EARLY EXERCISE. An Option may, but need not, contain a provision under which the Participant may elect to exercise the Option as to any part or all of the shares subject to the Option prior to full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines appropriate. The Company will not exercise its repurchase option until at least 6 months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Committee specifically provides otherwise in the Option.

     6.7 AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

7.   EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

     7.1 TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Option:

          (a) In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability, all outstanding Options then held by the Participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of one year after such termination (but in no event after the expiration date of any such Option).

          (b) In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement, all outstanding Options then held by the Participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of three months after such termination (but in no event after the expiration date of any such Option).

     7.2  TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

          (a) Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Option, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Option will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant will remain exercisable, to the extent exercisable as of such termination, for a period of three months after such termination (but in no event after the expiration date of any such Option).

          (b) For purposes of this Section 7.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary,
               (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

     7.3 MODIFICATION OF RIGHTS UPON TERMINATION. Notwithstanding the other provisions of this Section 7, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service; provided, however, that no Option may remain exercisable beyond its expiration date.

     7.4 EXERCISE OF INCENTIVE STOCK OPTIONS FOLLOWING TERMINATION. Any Incentive Stock Option that remains unexercised more than one year following termination of employment by reason of Disability or more than three months following termination for any reason other than death or Disability will thereafter be deemed to be a Non-Statutory Stock Option.

     7.5 DATE OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

8.   PAYMENT OF WITHHOLDING TAXES.

     8.1 GENERAL RULES. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Option, including, without limitation, the grant or exercise of an Option or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Option.

     8.2 SPECIAL RULES. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 8.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

9.   CHANGE IN CONTROL.

     9.1 CHANGE IN CONTROL. For purposes of this Section 9, a "Change in Control" of the Company will mean the following:

          (a) the sale, lease, exchange, exclusive license or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

          (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (c) any person, other than a Grandfathered Shareholder (as defined below), becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 9.2 below), or (ii) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors) (a "Grandfathered Shareholder" means Activar, Inc., Richard McNamara and James Reissner, together with any and all of their "affiliates" and "associates" (as defined in Rule 12b-2 under the Exchange Act)).

          (d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange

               Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

          (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board; or

          (f) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

     9.2 CONTINUITY DIRECTORS. For purposes of this Section 9, "Continuity Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

     9.3 ACCELERATION OF EXERCISABILITY. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Option at the time of grant or at any time after the grant of an Option, will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options have been granted remains in the employ or service of the Company or any Subsidiary.

     9.4 CASH PAYMENT. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Option at the time of grant or at any time after the grant of an Option, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

     9.5  LIMITATION ON CHANGE IN CONTROL PAYMENTS. Notwithstanding anything in
          Section 9.3 or 9.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 9.3 or the payment of cash in exchange for all or part of an Option as provided in Section 9.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the
          Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant under Section 9.3 or 9.4 of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that, such "payments" shall only be reduced if such reduction would result in the Participant receiving a greater net benefit, on an after-tax basis (including after payment of any excise tax imposed by Section 4999 of the Code), than the participant would have received had such reduction not occurred; provided further, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which "payments" will be reduced, that such "payments" will not be reduced or that such "payments" will be "grossed up" for tax purposes), then this Section 9.5 will not apply, and any "payments" to a Participant under Section 9.3 or 9.4 of the Plan will be treated as "payments" arising under such separate agreement.

10.  RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS; TRANSFERABILITY.


     10.1 EMPLOYMENT OR SERVICE. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

     10.2 RIGHTS AS A SHAREHOLDER. As a holder of Options, a Participant will have no rights as a shareholder unless and until such Options are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Options as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

     10.3 RESTRICTIONS ON TRANSFER. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, unless approved by the Committee in its sole discretion, no right or interest of any Participant in an Option prior to the exercise of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Option upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of Options (to the extent permitted pursuant to Section 7 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

     10.4 RESTRICTIONS REGARDING EMPLOYMENT OR SERVICE.

          (a) Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines, in its sole discretion, that a Participant, prior to or following such Participant's termination of employment or other service with the Company or any

               Subsidiary, has taken Adverse Actions with respect to the Company or any Subsidiary, the Committee in its sole discretion will have the authority to terminate immediately all rights of the Participant under the Plan and any agreement evidencing Options then held by the Participant without notice of any kind. In such event, the Committee will also have the authority in its sole discretion to rescind the exercise of any Options of the Participant that have occurred since a date commencing one year prior to the date of such employment or service termination and require the Participant to disgorge any profits (however defined by the Committee) made by the Participant relating to such Options or any shares issuable upon the exercise or vesting of such Options. Such payment must be made in cash (including check, bank draft or money order) or, with the Committee's consent, shares of Common Stock with a Fair Market Value on the date of payment equal to the amount of such payment. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligation.

          (b) For purposes of this Section 10.4, an "Adverse Action" will mean any action by a Participant that the Committee, in its sole discretion, determines is materially adverse to the interests of the Company or any Subsidiary, including, without limitation, (i) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company to receive it, (ii) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary, or (iii) interfering with the relationships of the Company or its Subsidiaries with their respective employees and customers.

     10.5 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

11.  SECURITIES LAW AND OTHER RESTRICTIONS.

     Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

12.  PLAN AMENDMENT, MODIFICATION AND TERMINATION.

     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to
Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2,
4.3 and 9 of the Plan.

13.  EFFECTIVE DATE AND DURATION OF THE PLAN.

     The Plan is effective as of April 3, 2001, the date it was approved by the Board subject to approval of the shareholders of the Company, which is expected to occur on May 31, 2001. The Plan will terminate at 11:59 p.m. on April 3, 2011, and may be terminated prior to such time to by Board action, and no Option will be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

14.  MISCELLANEOUS.

     14.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

     14.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                          EXHIBIT C TO PROXY STATEMENT

                           REUTER MANUFACTURING, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE. The purpose of this 2001 Employee Stock Purchase Plan (the "Plan") is to advance the interests of Reuter Manufacturing, Inc. (the "Company") and its shareholders by providing Employees (as defined below) of the Company and its Designated Subsidiaries (as defined below) with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock (as defined below) of the Company on favorable terms through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.   DEFINITIONS.

     2.1  "Board" means the Board of Directors of the Company.

     2.2 "Common Stock" means the voting common stock, par value $.1875 per share, of the Company, or the number and kind of shares of stock or other securities into which such voting common stock may be changed in accordance with Section 13 of the Plan.

     2.3  "Committee" means the entity administering the Plan, as provided in
          Section 3 below.

     2.4 "Compensation" means all regular straight-time earnings and commissions that are included in regular compensation, excluding bonuses and any pay for overtime (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code.

     2.5 "Designated Subsidiary" means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

     2.6 "Employee" means any person, including an officer, who is customarily employed by the Company or one of its Designated Subsidiaries for at least 20 hours per week and more than five (5) months in a calendar year.

     2.7  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.8 "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote), (a) the closing sale price of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, but in a manner acceptable under Section 423 of the Code.

     2.9 "Offering" means any of the offerings to Participants of options to purchase Common Stock under the Plan, each continuing for three months, except for the initial Offering which shall continue for the period set forth in Section 5 below.

     2.10 "Offering Date" means the first day of the Offering Period under the Plan, as described in Section 5 below.

     2.11 "Offering Period" means the time period commencing on the Offering Date and ending on the Termination Date.

     2.12 "Option Price" is defined in Section 8 below.

     2.13 "Participant" means an eligible Employee who elects to participate in the Plan pursuant to Section 6 below.

     2.14 "Securities Act" means the Securities Act of 1933, as amended.

     2.15 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     2.16 "Termination Date" means the last day of the Offering Period under the Plan, as described in Section 5 below.

3. ADMINISTRATION. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee of the Board consisting solely of not less than two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code (the "Committee"). Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of the members and shall keep minutes of its meetings. Action of the Committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be kept with the corporate records of the Company. In accordance with and subject to the provisions of the Plan, the Committee shall have authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision or action in connection with construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

4.   ELIGIBILITY.

     4.1 Any Employee who is employed by the Company or a Designated Subsidiary on the date that this Plan is approved by the Board and any Employee who becomes an employee after such date and has been employed by the Company or a Designated Subsidiary for at least one month prior to an Offering Date shall be eligible to participate in the Plan, beginning with the Offering commencing on such Offering Date, subject to the limitations imposed by Section 423(b) of the Code. With respect to a Designated Subsidiary that has been acquired by the Company, the period of employment of Employees of such Designated Subsidiary occurring prior to the time of such acquisition shall be included for purposes of determining whether an Employee has been employed for the requisite period of time under the Plan.

     4.2 Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

          (a) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

          (b) the amount of payroll deductions that the Employee has elected to have withheld under such option (pursuant to Section 7 below) would permit the Employee to purchase shares of Common Stock under all "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

5. OFFERINGS. Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each
     (a) continuing for three months (except for the initial Offering Period) and commencing on January 1, April 1, July 1 and October 1 of each year, as the case may be, except for the initial Offering Period (the "Offering Date"), and (b) terminating on March 31, June 30, September 30 and December 31 of each year, as the case may be (the "Termination Date"). The initial Offering Period under the Plan shall continue for five months, commencing on May 1, 2001 and terminating on September 30, 2001. Offerings under the Plan shall continue until either (i) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all eligible Employees, or (ii) the Plan is terminated in accordance with Section 17 below.

6.   PARTICIPATION.

     6.1 An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the "Participation Form") and filing the Participation Form with the Company's Human Resources Department not less than 15 days before the Offering Date of the first Offering in which the Participant wishes to participate.

     6.2 Except as provided in Section 7.1 below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the termination date of the Plan, subject to earlier termination by the Participant as provided in Section 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in Section
          7.3 below.

     6.3 A Participant may discontinue participation in the Plan at any time as provided in Section 11 below.

7.   PAYROLL DEDUCTIONS.

     7.1 By completing and filing a Participation Form, a Participant shall elect to have payroll deductions made from the Participant's total Compensation (in whole percentages from one percent (1%) to a maximum of ten percent (10%) of the Participant's total Compensation) on each payday during the time he or she is a Participant in the Plan in such amount as he or she shall designate on the Participation Form.

     7.2 All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The monies represented by such account shall be held as part of the Company's general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies. A Participant may not make any separate cash payment or contribution to such account.

     7.3 No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering. A Participant may increase or decrease the amount of payroll deductions under the Plan for subsequent Offerings by completing an amended Participation Form and filing it with the Company's Human Resources Department not less than 15 days prior to the Offering Date as of which such increase or decrease is to be effective.

8. GRANT OF OPTION. On each Offering Date, each eligible Employee who is then a Participant shall be granted (by operation of the Plan) an option to purchase (at the Option Price) as many shares of Common Stock as the Participant will be able to purchase with the payroll deductions credited to the Participant's account during the Offering Period. Notwithstanding the foregoing, in no event may the number of shares purchased by any Participant during an Offering exceed 1,000 shares of Common Stock. The option price per share of such shares (the "Option Price") shall be the lesser of (a) eighty-five percent (85%) of the Fair Market Value of one share of Common Stock on the Offering Date, or (b) eighty-five (85%) of the Fair Market Value of one share of Common Stock on the Termination Date.

9.   EXERCISE OF OPTION.

     9.1 Unless a Participant gives written notice to the Company as provided in Section 9.4 below or withdraws from the Plan pursuant to Section 11 below, the Participant's option for the purchase of shares of Common Stock granted for an Offering will be exercised automatically at the Termination Date of such Offering for the purchase of the number of full and fractional shares calculated to the third (3rd) decimal place of Common Stock that the accumulated payroll deductions in the Participant's account on such Termination Date will purchase at the applicable Option Price.

     9.2 A Participant may purchase one or more shares in connection with the automatic exercise of an option granted for any Offering. If the Committee elects to deliver a statement of account to Participants pursuant to Section 10.1(a)(A) below, that portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Termination Date of any Offering that is less than the purchase price of one full share will be deemed to have purchased such number of fractional shares of Common Stock as would then be purchasable at the applicable Option Price, with such fractional shares calculated to the third (3rd) decimal place. If the Committee elects to deliver stock certificates to Participants pursuant to
          Section 10.1(a)(B) below, that portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Termination Date of any Offering that is less than the purchase price of one full share will be carried forward into the Participant's payroll deduction account for the following Offering; provided that in no event will the balance carried forward be equal to or greater than the purchase price of one share on the Termination Date of an Offering.

     9.3 No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery or credit of such Common Stock in accordance with Section 10 below. During the Participant's lifetime, a Participant's option to purchase shares of Common Stock under the Plan is exercisable only by such Participant.

     9.4 By written notice to the Company prior to the Termination Date of any Offering, a Participant may elect, effective on such Termination Date, to:

          (a) withdraw all of the accumulated payroll deductions in the Participant's account as of the Termination Date (which withdrawal may, but need not, also constitute a notice of termination and withdrawal pursuant to Section 11.1); or

          (b) exercise the Participant's option for a specified number of full shares not less than five that is less than the number of full shares of Common Stock that the accumulated payroll deductions in the Participant's account will purchase on the Termination Date of the Offering at the applicable Option Price, and withdraw the balance in the Participant's payroll deduction account.

10.  DELIVERY.

     10.1 As promptly as practicable after the Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the following:

          (a) At the election of the Committee, either issue (A) in certificated or uncertificated form to a third party the aggregate number of shares of Common Stock purchased in connection with an Offering (including an aggregate of all of the fractional shares deemed to have been purchased pursuant to
               Section 9.2 above) rounded to the nearest full share, which shares will be held by such third party for the benefit of the

               Participants in accordance with their respective interests, and to each Participant a statement summarizing the number of whole shares of Common Stock purchased and fractional shares deemed purchased upon exercise of the Participant's option granted for such Offering, or (B) a certificate representing the number of full shares of Common Stock purchased upon exercise of the Participant's option granted for such Offering, registered in the name of the Participant or, if the Participant so directs on the Participation Form, in the names of the Participant and his or her spouse.

          (b) If the Participant makes an election pursuant to Section 9.4(a) above for the Offering, a check in an amount equal to the total of the payroll deductions credited to the Participant's account.

          (c) If Participant makes an election pursuant to Section 9.4(b) above, a check in the amount of the balance of any payroll deductions credited to the Participant's account that were not used for the purchase of Common Stock.

          (d) If the balance in the Participant's payroll deduction account exceeds the dollar amount necessary to purchase the maximum amount of shares that may be purchased in an Offering, a check in an amount equal to the excess balance.

     10.2 If the Company delivers a statement of account as provided in Section 10.1(a)(A) above, a Participant may at any time request that a certificate for the number of whole shares of Common Stock purchased by such Participant in an Offering or in any previous Offering (with respect to which such participant has not been issued a certificate) be issued and delivered to such Participant by making a written request to the Company. Such written request shall be made to the Company's Human Resources Department or, at the direction of the Company, to the transfer agent and registrar for the Company's Common Stock. In lieu of issuing certificates for fractional shares, Participants will receive a cash distribution representing any fractional shares, calculated in accordance with Section 11.1 below.

     10.3 If the Company delivers a statement of account as provided in Section 10.1(a)(A) above, all full shares purchased and fractional shares deemed to have been purchased by a Participant in an Offering and in any subsequent Offerings will accumulate for the benefit of the Participant until the Participant's withdrawal or termination pursuant to Section 11 below.

11.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     11.1 A Participant may terminate participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited to the Participant's account under the Plan at any time prior to the Termination Date of an Offering, for such Offering, by giving written notice to the Company. Such notice shall state that the Participant wishes to terminate the Participant's involvement in the Plan, specify a termination date and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as soon as practicable after the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of notice of termination and withdrawal), and the Participant's option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent Offering, except in accordance with a new Participation Form filed pursuant to Section 6 above. If the Committee elects to deliver a statement of account pursuant to
          Section 10.1(a)(A) above, then on the withdrawal and termination of a Participant's participation in the Plan, the Participant will be entitled to receive, at the Participant's option, (i) cash equal to the Fair Market Value of all full shares of Common Stock and any fractional share deemed purchased pursuant to Section 9.2 then held for the benefit of the Participant; or (ii) a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional shares deemed to have been purchased. In any event, Fair Market Value will be determined as set forth in Section
          11.4 below, and such certificate will be delivered and such amounts paid as soon thereafter as practicable.

     11.2 Upon termination of a Participant's employment for any reason, including retirement or death, the payroll deductions accumulated in the Participant's account will be returned to the Participant as soon as practicable after such termination or, in the case of death, to the person or persons entitled thereto under Section 14 below, and the Participant's option will be automatically canceled. If the Committee elects to deliver a statement of account pursuant to Section 10.1(a)(A), then upon the termination of a Participant's employment for any reason, including retirement or death, the Participant, or, in the case of death, the Participant's designated beneficiary (if allowed by the Committee) as determined in accordance with Section 14 or the executor or administrator of the Participant's estate will be entitled to receive, at their option, (i) cash equal to the Fair Market Value of all full shares of Common Stock and any fractional share deemed purchased pursuant to Section 9.2 then held for the benefit of the Participant; or (ii) a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional share deemed to have been purchased. In any event, Fair Market Value will be determined as set forth in Section
          11.4 below and such certificate will be delivered and such amounts paid as soon thereafter as practicable. For purposes of the Plan, the termination date of employment shall be the Participant's last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this Section 11.2.

     11.3 A Participant's termination and withdrawal pursuant to Section 11.1 above will not have any effect upon the Participant's eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to Section 6 above or in any similar plan that may hereafter be adopted by the Company.

     11.4 For purposes of this Section 11 only, "Fair Market Value" means the prevailing market price of the Common Stock on any national securities exchange (if the Common Stock is listed on any such exchange) or as reported by the Nasdaq National Market, the Nasdaq SmallCap System or the National Quotation Bureau, Inc. (or any comparable reporting service), as the case may be, (if transactions or bid and asked prices are reported in the over-the-counter market are so reported) on the first day on which shares of Common Stock are traded following the day on which the Company, or if the Company so designates, the Company's agent, receives notice from a Participant of an event specified in Section 11.1 or
          11.2 above.

12. INTEREST. No interest shall accrue on a Participant's payroll deductions under the Plan.

13.  STOCK SUBJECT TO THE PLAN.

     13.1 The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 250,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section
          13.2 below. The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to Section 8 above on any Termination Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable as determined in the Company's sole discretion. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable after the Termination Date of such Offering.

     13.2 In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding options.

     13.3 In the event that Participants are deemed to have purchased fractional shares of Common Stock pursuant to Section 9.2 above, the aggregate of such fractional share interests at any given time will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

14.  DESIGNATION OF BENEFICIARY.

     14.1 In the discretion of the Committee, a Participant may file written designation of a beneficiary who is to receive shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death at a time when cash or shares of Common Stock are held for the Participant's account.

     14.2 Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the

          Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.1 above.

16. AMENDMENT OR TERMINATION. The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 423 of the Code. The Board also may terminate the Plan or the granting of options pursuant to the Plan at any time; provided, however, that the Board shall not have the right to modify, cancel, or amend any outstanding option granted pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation.

17. NOTICES. All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the Company's Human Resources Department or in such other department or by such other person as may be designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

18. TERM OF PLAN. The Plan shall be effective as of April 3, 2001, the date the Plan was adopted by the Board. The Plan has been adopted by the Board subject to shareholder approval within twelve months before or after the date the Board adopted the Plan and subject to completion of the Company's initial public offering of Common Stock. Prior to shareholder approval, shares of Common Stock may be issued under the Plan subject to such approval. The Plan will terminate at midnight on April 3, 2011, and may be terminated prior to such time by Board action in accordance with Section 16.

19.  CONDITIONS UPON ISSUANCE OF SHARES.

     19.1 COMPLIANCE. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or Nasdaq upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, if required by applicable securities laws, the Company may require the Participant for whose account the option is being exercised to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     19.2 SHARE TRANSFERS. Shares of Common Stock issued pursuant to options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

     19.3 LEGENDS. Unless a registration statement under the Securities Act and applicable state securities laws is in effect with respect to the issuance or transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

20. MISCELLANEOUS. The headings to Sections in the Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to Sections in the Plan shall be to Sections of the Plan. The Plan shall be interpreted and construed in accordance with the laws of the State of Minnesota.

                           REUTER MANUFACTURING, INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN

                    PAYROLL DEDUCTION AUTHORIZATION FORM AND
                             SUBSCRIPTION AGREEMENT

______            Original Application
______            Change in Payroll Deduction Amount

1. I, _______________________________ hereby elect to participate in the Reuter Manufacturing, Inc. 2001 Employee Stock Purchase Plan (the "Plan") and subscribe to purchase shares of the Company's Common Stock (the "Shares") in accordance with this Agreement and the Plan.

2. I hereby authorize payroll deductions, beginning ____________, 20__, from each paycheck in the amount of __% of my compensation (may not exceed ten percent (10%) of total compensation on each payday) in accordance with the Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each Offering Period under the Plan unless I withdraw my accumulated payroll deductions, withdraw from the Plan, or both, by giving written notice to the Company prior to the end of the offering period, as provided in the Plan.

4. Shares purchased for me under the Plan should be issued or held in an account in the name(s) of:


    ----------------------------------------------------------------
                               (name(s))


    ----------------------------------------------------------------
                               (address)


    ----------------------------------------------------------------


    ----------------------------------------------------------------
                          (social security number)

5. I understand that if I dispose of any Shares received by me pursuant to the Plan within two years after the first day of the Offering Period during which I purchased such Shares, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to me over the option price paid for the Shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION. However, if I dispose of such shares at any time after the expiration of the two year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the Shares at the time of such disposition over the amount paid for the Shares under the option, or (b) the excess of the fair market value of the Shares over the option price, measured as if the option had been exercised on the first day of the offering period during which I purchased such shares. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

6. I have read the current prospectus for the Reuter Manufacturing, Inc. 2001 Employee Stock Purchase Plan.

Date:
     ----------------------             ----------------------------------------
                                             Signature of Employee


CERTIFICATION OF TAX IDENTIFICATION NUMBER


-------------------------------------------------------------------------------
Please indicate your Social Security or Tax Identification Number

I certify under penalties of perjury (1) that the number above is my correct Social Security or Taxpayer Identification Number and (2) that I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Date:
     ----------------------             ----------------------------------------
                                             Signature

                           REUTER MANUFACTURING, INC.

1. PROPOSAL TO AMEND REUTER'S ARTICLES OF INCORPORATION TO CHANGE REUTER'S NAME TO MAGSTAR TECHNOLOGIES, INC.

     |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

2. PROPOSAL TO AMEND REUTER'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED STOCK.

     |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

3. PROPOSAL TO AMEND REUTER'S ARTICLES OF INCORPORATION TO ELIMINATE BOARD CLASSIFICATION.

     |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

4. PROPOSAL TO AMEND REUTER'S ARTICLES OF INCORPORATION TO ELIMINATE SUPER-MAJORITY VOTING.

     |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

5.   ELECTION OF DIRECTORS

     |_|  FOR all nominees listed below          |_| WITHHOLD all nominees
          (EXCEPT AS MARKED TO                          listed below
          THE CONTRARY BELOW)

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

     Michael J. Tate             R.F. McNamara            J.L. Reissner

6.   PROPOSAL TO ADOPT REUTER'S 2001 STOCK OPTION PLAN.

     |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

7.   PROPOSAL TO ADOPT REUTER'S 2001 EMPLOYEE STOCK PURCHASE PLAN.

     |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

8. PROPOSAL TO RATIFY THE SELECTION OF VIRCHOW, KRAUSE & COMPANY, LLP AS INDEPENDENT AUDITORS OF REUTER FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

     |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

9. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 3, 4 AND 5, AND FOR ALL NOMINEES NAMED IN PROPOSAL 2 ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    Dated:                                               , 2001
                          -----------------------------------------------

                    -----------------------------------------------------------
                                            Signature

                    -----------------------------------------------------------
                                    Signature if held jointly

                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                           REUTER MANUFACTURING, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints MICHAEL J. TATE and J.L. REISSNER, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Reuter Manufacturing, Inc. held of record by the undersigned on May 1, 2001, at the Annual Meeting of Shareholders to be held on May 31, 2001, and at any adjournments thereof.